EXHIBIT 21.1

Subsidiaries of CCO Holdings, LLC.

Entity Jurisdiction and Type

October 21, 2026

BHN IP Enabled Services, LLC	Delaware Limited Liability Company
BPRF Holdings, LLC	Delaware Limited Liability Company
Bresnan Broadband Holdings, LLC	Delaware Limited Liability Company
Bresnan Broadband of Colorado, LLC	Colorado Limited Liability Company
Bresnan Broadband of Montana, LLC	Montana Limited Liability Company
Bresnan Broadband of Wyoming, LLC	Wyoming Limited Liability Company
Bresnan Digital Services, LLC	Delaware Limited Liability Company
Bright House Networks Information Services (Alabama), LLC	Delaware Limited Liability Company
Bright House Networks Information Services (California), LLC	Delaware Limited Liability Company
Bright House Networks Information Services (Florida), LLC	Delaware Limited Liability Company
Bright House Networks Information Services (Indiana), LLC	Delaware Limited Liability Company
Bright House Networks Information Services (Michigan), LLC	Delaware Limited Liability Company
CB Commercial Devices, LLC	Delaware Limited Liability Company
CC Fiberlink, LLC	Delaware Limited Liability Company
CC VI Fiberlink, LLC	Delaware Limited Liability Company
CC VII Fiberlink, LLC	Delaware Limited Liability Company
CCI Corporate Services, LLC	Delaware Limited Liability Company
CCI Devices, LLC	Delaware Limited Liability Company
CCO Fiberlink, LLC	Delaware Limited Liability Company
CCO NR Holdings, LLC	Delaware Limited Liability Company
Charter Communications ASC, LLC	Delaware Limited Liability Company
Charter Communications SSC, LLC	Delaware Limited Liability Company
CCO Holdings Capital Corp.	Delaware Corporation
Charter Communications VI HoldCo, LLC	Delaware Limited Liability Company
Charter Communications VI, L.L.C.	Delaware Limited Liability Company
Charter Communications, LLC	Delaware Limited Liability Company
Charter Communications Operating, LLC	Delaware Limited Liability Company
Charter Communications Operating Capital Corp.	Delaware Corporation
Charter Distribution, LLC	Delaware Limited Liability Company
Charter Fiberlink – Alabama, LLC	Delaware Limited Liability Company
Charter Fiberlink – Georgia, LLC	Delaware Limited Liability Company
Charter Fiberlink – Illinois, LLC	Delaware Limited Liability Company
Charter Fiberlink LA-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink – Maryland II, LLC	Delaware Limited Liability Company
Charter Fiberlink – Michigan, LLC	Delaware Limited Liability Company
Charter Fiberlink – Missouri, LLC	Delaware Limited Liability Company
Charter Fiberlink MS-CCVI, LLC	Delaware Limited Liability Company
Charter Fiberlink – Nebraska, LLC	Delaware Limited Liability Company
Charter Fiberlink – Tennessee, LLC	Delaware Limited Liability Company
Charter Fiberlink CA-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink CC VIII, LLC	Delaware Limited Liability Company
Charter Fiberlink CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink CT-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink MA-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink NC-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink NH-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink NV-CCVII, LLC	Delaware Limited Liability Company

Charter Fiberlink NY-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink OR-CCVII, LLC	Delaware Limited Liability Company
Charter Fiberlink SC-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink TX-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink VA-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink VT-CCO, LLC	Delaware Limited Liability Company
Charter Fiberlink WA-CCVII, LLC	Delaware Limited Liability Company
Charter IP Enabled Services, LLC	Delaware Limited Liability Company
Charter Leasing Holding Company, LLC	Delaware Limited Liability Company
Charter Procurement Leasing, LLC	Delaware Limited Liability Company
Clarity Communications Group, LLC	North Carolina Limited Liability Company
Cox Advanced Services Arizona, LLC	Delaware Limited Liability Company
Cox Advanced Services Arkansas, LLC	Delaware Limited Liability Company
Cox Advanced Services California, LLC	Delaware Limited Liability Company
Cox Advanced Services Connecticut, LLC	Delaware Limited Liability Company
Cox Advanced Services Florida, LLC	Delaware Limited Liability Company
Cox Advanced Services Georgia, LLC	Delaware Limited Liability Company
Cox Advanced Services Idaho, LLC	Delaware Limited Liability Company
Cox Advanced Services Iowa, LLC	Delaware Limited Liability Company
Cox Advanced Services Kansas, LLC	Delaware Limited Liability Company
Cox Advanced Services Louisiana, LLC	Delaware Limited Liability Company
Cox Advanced Services Nebraska, LLC	Delaware Limited Liability Company
Cox Advanced Services Nevada, LLC	Delaware Limited Liability Company
Cox Advanced Services North Carolina, LLC	Delaware Limited Liability Company
Cox Advanced Services Ohio, LLC	Delaware Limited Liability Company
Cox Advanced Services Oklahoma, LLC	Delaware Limited Liability Company
Cox Advanced Services Rhode Island, LLC	Delaware Limited Liability Company
Cox Advanced Services Virginia, LLC	Delaware Limited Liability Company
Cox Arizona Telcom, L.L.C.	Delaware Limited Liability Company
Cox Arkansas Telcom, L.L.C.	Delaware Limited Liability Company
Cox California Telcom, L.L.C.	Delaware Limited Liability Company
Cox Colorado Telcom, L.L.C.	Delaware Limited Liability Company
Cox Communications Arizona, LLC	Delaware Limited Liability Company
Cox Communications California, LLC	Delaware Limited Liability Company
Cox Communications EBD Holdings, LLC	Delaware Limited Liability Company
Cox Communications Georgia, LLC	Delaware Limited Liability Company
Cox Communications Gulf Coast, LLC	Delaware Limited Liability Company
Cox Communications Hampton Roads, L.L.C.	Delaware Limited Liability Company
Cox Communications Kansas, L.L.C.	Delaware Limited Liability Company
Cox Communications Las Vegas, LLC	Delaware Limited Liability Company
Cox Communications Louisiana, L.L.C.	Delaware Limited Liability Company
Cox Communications Missouri, LLC	Delaware Limited Liability Company
Cox Communications NCC, LLC	Delaware Limited Liability Company
Cox Communications Omaha, L.L.C.	Delaware Limited Liability Company
Cox Communications Tower, LLC	Delaware Limited Liability Company
Cox Communications, LLC	Delaware Limited Liability Company
Cox Connecticut Telcom, L.L.C.	Delaware Limited Liability Company

Cox District of Columbia Telcom, L.L.C.	Delaware Limited Liability Company
Cox Florida Telcom, L.P.	Delaware Limited Partnership
Cox Georgia Telcom, L.L.C.	Delaware Limited Liability Company
Cox HMS, LLC	Delaware Limited Liability Company
Cox Horizon Growth, LLC	Delaware Limited Liability Company
Cox Idaho Telcom, L.L.C.	Delaware Limited Liability Company
Cox Iowa Telcom, L.L.C.	Delaware Limited Liability Company
Cox Kansas Telcom, L.L.C.	Delaware Limited Liability Company
Cox LAHC, LLC	Delaware Limited Liability Company
Cox Louisiana Telcom, L.L.C.	Delaware Limited Liability Company
Cox Maryland Telcom, L.L.C.	Delaware Limited Liability Company
Cox Media, L.L.C.	Delaware Limited Liability Company
Cox Missouri Telcom, LLC	Delaware Limited Liability Company
Cox Nebraska Telcom, L.L.C.	Delaware Limited Liability Company
Cox Nevada Telcom, L.L.C.	Delaware Limited Liability Company
Cox North Carolina Telcom, L.L.C.	Delaware Limited Liability Company
Cox Ohio Telcom, L.L.C.	Delaware Limited Liability Company
Cox Oklahoma Telcom, L.L.C.	Delaware Limited Liability Company
Cox Rhode Island Telcom, L.L.C.	Delaware Limited Liability Company
Cox Strategic Services, LLC	Delaware Limited Liability Company
Cox TMI, LLC	Delaware Limited Liability Company
Cox Virginia Telcom, L.L.C.	Virginia Limited Liability Company
Cox Wireless Access, LLC	Delaware Limited Liability Company
Cox Wireless, LLC	Delaware Limited Liability Company
Cox/Charter Master Cable Advertising, LLC	Delaware Limited Liability Company
CoxCom, LLC	Delaware Limited Liability Company
DC74, LLC	North Carolina Limited Liability Company
DukeNet Communications, LLC	Delaware Limited Liability Company
Fiber Platform Blocker, LLC	Delaware Limited Liability Company
Fiber Platform Holdings, LLC	Delaware Limited Liability Company
Fiber Platform, LLC	Delaware Limited Liability Company
Fibernet of Ohio, LLC	Ohio Limited Liability Company
Fibernet Telecommunications of Pennsylvania, LLC	Pennsylvania Limited Liability Company
FRC, LLC	South Carolina Limited Liability Company
Hamptonnet, LLC	South Carolina Limited Liability Company
Hospitality Network Louisiana, L.L.C.	Delaware Limited Liability Company
Hospitality Network Pennsylvania, LLC	Delaware Limited Liability Company
Hospitality Network, L.L.C.	Delaware Limited Liability Company
Innovar Media LLC	Delaware Limited Liability Company
LMK Communications LLC	North Carolina Limited Liability Company
Logicworks Systems, LLC	Delaware Limited Liability Company
Lumos Networks 2, LLC	Virginia Limited Liability Company
Lumos Networks 3, LLC	Delaware Limited Liability Company
Lumos Networks Acquisitions LLC	Virginia Limited Liability Company
Lumos Networks LLC	West Virginia Limited Liability Company
Lumos Networks of West Virginia, LLC	Virginia Limited Liability Company
Lumos Networks Operating Company, LLC	Delaware Limited Liability Company

Lumos Payroll, LLC	Virginia Limited Liability Company
Mountaineer Telecommunications, LLC	West Virginia Limited Liability Company
MTN Infrastructure Intermediate GP, LLC	Delaware Limited Liability Company
MTN Infrastructure Intermediate, LP	Delaware Limited Partnership
MTN Infrastructure TopCo Blocker, LLC	Delaware Limited Liability Company
MTN Infrastructure, LLC	Delaware Limited Liability Company
North State Technology Solutions, LLC	North Carolina Limited Liability Company
PalmettoNet, LLC	South Carolina Limited Liability Company
RapidScale, LLC	California Limited Liability Company
SCTG Communications, LLC	South Carolina Limited Liability Company
SCTG, LLC	South Carolina Limited Liability Company
South Carolina Net, LLC	South Carolina Limited Liability Company
South Carolina Telecommunications Group Holdings, LLC	South Carolina Limited Liability Company
Spectrum Advanced Services, LLC	Delaware Limited Liability Company
Spectrum Fiberlink Florida, LLC	Delaware Limited Liability Company
Spectrum Gulf Coast, LLC	Delaware Limited Liability Company
Spectrum Mid-America, LLC	Delaware Limited Liability Company
Spectrum Mobile Equipment, LLC	Delaware Limited Liability Company
Spectrum Mobile, LLC	Delaware Limited Liability Company
Spectrum New York Metro, LLC	Delaware Limited Liability Company
Spectrum NLP, LLC	Delaware Limited Liability Company
Spectrum Northeast, LLC	Delaware Limited Liability Company
Spectrum Oceanic, LLC	Delaware Limited Liability Company
Spectrum Originals Development, LLC	Delaware Limited Liability Company
Spectrum Originals, LLC	Delaware Limited Liability Company
Spectrum Pacific West, LLC	Delaware Limited Liability Company
Spectrum Reach, LLC	Delaware Limited Liability Company
Spectrum RSN, LLC	Delaware Limited Liability Company
Spectrum SN, LLC	Delaware Limited Liability Company
Spectrum Southeast, LLC	Delaware Limited Liability Company
Spectrum SportsNet, LLC	Delaware Limited Liability Company
Spectrum Sunshine State, LLC	Delaware Limited Liability Company
Spectrum TV Essentials, LLC	Delaware Limited Liability Company
Spectrum Wireless Holdings, LLC	Delaware Limited Liability Company
Time Warner Cable Business LLC	Delaware Limited Liability Company
Time Warner Cable Enterprises LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Alabama), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Arizona), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (California), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Colorado), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Hawaii), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Idaho), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Illinois), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Indiana), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Kansas), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Kentucky), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Maine), LLC	Delaware Limited Liability Company

Time Warner Cable Information Services (Massachusetts), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Michigan), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Missouri), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Nebraska), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (New Hampshire), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (New Jersey), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (New Mexico), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (New York), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (North Carolina), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Ohio), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Pennsylvania), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (South Carolina), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Tennessee), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Texas), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Virginia), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Washington), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (West Virginia), LLC	Delaware Limited Liability Company
Time Warner Cable Information Services (Wisconsin), LLC	Delaware Limited Liability Company
Time Warner Cable, LLC	Delaware Limited Liability Company
TMI Partner Holdings, LLC	Delaware Limited Liability Company
TWC Administration LLC	Delaware Limited Liability Company
TWC Communications, LLC	Delaware Limited Liability Company
TWC IP Enabled Services, LLC	Delaware Limited Liability Company
TWC SEE Holdco LLC	Delaware Limited Liability Company
TWCIS Holdco LLC	Delaware Limited Liability Company
Unite Private Networks, L.L.C.	Delaware Limited Liability Company
Unite Private Networks-Illinois, L.L.C.	Delaware Limited Liability Company
UPN Intermediate Holdings LLC	Delaware Limited Liability Company
Visual Advertising Sales Technology, LLC	Delaware Limited Liability Company

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